Exhibit 10.5

EXECUTION VERSION

PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”), dated as of March 8, 2013, made by OLEG FIRER, an individual having an address at 3363 NE 163rd Street, Suite 705, North Miami Beach, Florida 33160 and Georgia Notes 18 LLC, a Florida limited liability company, having an address at 4000 NE 168th Street, Unit 101, North Miami Beach, FL 33160 (each, a “Pledgor” and collectively, the “Pledgors”), for the benefit of NET ELEMENT INTERNATIONAL INC., a Florida corporation, having an address at 1450 S. Miami Avenue, Miami, Florida 33130 (“Lender”).

WITNESSETH:

A.                  Pursuant to that certain Secured Revolving Note, dated of even date herewith, executed by UNIFIED PAYMENTS, LLC, a Delaware limited liability company (“Borrower”) and payable to the order of Lender in the original principal amount of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000) (together with all renewals, modifications, increases and extensions thereof, the “Note”), Borrower has become indebted, and may from time to time be further indebted, to Lender with respect to a loan (the “Loan”) which is made pursuant to that certain Loan Agreement, dated of even date herewith, between Borrower, Guarantors and Lender (as the same may be amended, modified, supplemented, restated, replaced or otherwise modified from time to time, the “Loan Agreement”), which Loan is guaranteed pursuant to that certain Non-Recourse Guaranty, dated of even date herewith, between the Pledgors and Lender (as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Guaranty”), and further evidenced, secured or governed by other instruments and documents executed in connection with the Loan (together with the Note, the Loan Agreement and the Pledge Agreement, collectively, the “Loan Documents”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

B.                  Oleg Firer is the direct owner of 75.5% of the issued and outstanding membership interests in Borrower and Mr. Firer will benefit from Lender’s making of the Loan.

C.                  Georgia Notes 18 LLC is the direct owner of 24.5% of the issued and outstanding membership interests in Borrower and Georgia Notes 18 LLC will benefit from Lender's making of the Loan.

D.                  It is a condition precedent to the obligation of Lender to make the Loan that Pledgors guaranty to Lender payment and performance of the Guaranteed Obligations (as defined herein) pursuant to the Guaranty;

E.                  This Agreement is delivered as security for the Guaranty;

F.                  If either Pledgor shall fail to pay the Guaranteed Obligations under the Guaranty as and when due thereunder, Lender shall have the right to exercise its rights and remedies under this Agreement; and

G.                  Lender is not willing to make the Loan, or otherwise extend credit, to Borrower unless Pledgor pledges to Lender, and grants a security interest in, all of Pledgor’s right, title and interest in the Pledged Company Interests (as defined herein) to secure Pledgor’s payment of the Guaranteed Obligations as and when due.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, and to induce Lender to make the Loan pursuant to the Loan Agreement, the Pledgors hereby agree with Lender as follows:

1.                  Defined Terms. (a) Unless otherwise provided herein, all capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed thereto in the Loan Agreement and, for the purposes of this Agreement, the following terms shall have the following meanings:

“Borrower Operating Agreement” means that certain Amended and Restated Limited Liability Company Agreement, dated as of December 21, 2012, as the same may be amended, modified, supplemented, replaced or otherwise modified from time to time.

“Code” means the Uniform Commercial Code from time to time in effect in the State of Florida.

“Collateral” has the meaning ascribed to such term in Section 2 hereof.

“Event of Default” shall have the meaning ascribed to such term in the Loan Agreement.

“Guaranteed Obligations” shall have the meaning ascribed to such term in the Guaranty.

“Membership Certificate” has the meaning ascribed to it in Section 2(b) hereof.

“Pledged Company Interests” means all of the membership interests of Pledgors in Borrower, together with all membership interest certificates, options or rights of any nature whatsoever which may be issued or granted by Borrower to Pledgors while this Agreement is in effect.

“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the Code on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Company Interests, collections thereon or distributions with respect thereto.

“Termination Date” means the earlier of (a) the payment and satisfaction in full of the Guaranteed Obligations and (b) the date on which Lender forecloses on the Collateral or accepts a voluntary surrender thereof in accordance with the Code.

(b)               The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section, subsection, schedule and exhibit references are to this Agreement unless otherwise specified. The word “including” when used in this Agreement shall be deemed to be followed by the words “but not limited to.”

2

2.                  Pledge; Grant of Security Interest; Delivery of Collateral. (a) Pledgors hereby pledge and grant to Lender, as collateral security for the prompt performance, observance and indefeasible payment in full of all of the Guaranteed Obligations when due (whether at the stated maturity, by acceleration or otherwise), a first priority security interest in all of each Pledgors' right, title and interest to the following, whether now owned by such Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (collectively, the “Collateral”):

(i)                 all Pledged Company Interests and all other ownership interests of Pledgors in Borrower;

(ii)               all securities, moneys or property representing dividends or interest on any of the Pledged Company Interests, or representing a distribution in respect of the Pledged Company Interests, or resulting from a split-up, revision, reclassification or other like change of the Pledged Company Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Company Interests;

(iii)             all right, title and interest of Pledgors in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Company Interests and any other Collateral;

(iv)             all “securities,” “accounts,” “general intangibles,” “instruments” and “investment property” (in each case, as defined in the Code) constituting or relating to the foregoing;

(v)               all right, title and interest of Pledgors in, to and under the Borrower Operating Agreement or any other agreement or instrument relating to the Pledged Company Interests, including, without limitation, (A) all rights of Pledgors to receive moneys or distributions with respect to the Pledged Company Interests due and to become due under or pursuant to the Borrower Operating Agreement, (B) all rights of Pledgors to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Company Interests, (C) all claims of Pledgors for damages arising out of or for breach of or default under the Borrower Operating Agreement, (D) any right of Pledgors to perform under the Borrower Operating Agreement and to compel performance and otherwise exercise all rights and remedies thereunder, and (E) all of the right, title and interest of Pledgors as members to participate in the operation or management of Borrower and all of Pledgors' ownership interests under the Borrower Operating Agreement; and

(vi)             all Proceeds of any of the foregoing property of Pledgors.

(b)               Delivery of the Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to Lender. Concurrently with the execution and delivery of this Agreement, Pledgors shall deliver to Lender a certificate evidencing the Pledged Company Interests (which certificate shall constitute a “security certificate” (as defined in the Code) (“the “Membership Certificate”), the form of which is attached hereto as Exhibit A. The Pledged Company Interests are “securities” within the meaning of Sections 8-l02(a)(15) and 8-103 of the Code. The Borrower’s Operating Agreement and the Membership Certificate each state that the Pledged Company Interests are “securities” as such term is defined in Article 8 of the UCC as in effect in the State of Delaware.

3

(c)                If either Pledgor shall fail to pay the Guaranteed Obligations under the Guaranty as and when due thereunder following the occurrence of a Bad Faith Act (as such term is defined in the Guaranty), Lender shall have the right, upon written notice to Pledgors, to transfer to or to register in the name of Lender or its nominee any or all of the Collateral. Concurrently with the execution and delivery of this Agreement, Pledgors shall deliver to Lender an assignment of membership interest endorsed by each Pledgor in blank (an “Assignment of Interest”), in the form set forth on Exhibit B hereto, for the Pledged Company Interests, transferring all of the Pledged Company Interests in blank, duly executed by Pledgor and undated. Lender shall have the right, after a Pledgor fails to pay the Guaranteed Obligations under the Guaranty as and when due thereunder, to transfer to, and to designate on a Pledgor’s Assignment of Interest, any Person to whom the Pledged Company Interests are sold in accordance with the provisions of this Agreement and the Code. In addition, Lender shall have the right, at Lender’s sole cost and expense, at any time to exchange any Assignment of Interest representing or evidencing the Pledged Company Interests or any portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Company Interests represented or evidenced thereby, subject to the terms thereof.

(d)               Pledgors shall promptly deliver to Lender, or cause Borrower or any other entity issuing the Collateral to deliver directly to Lender, share certificates or other instruments representing any Collateral acquired or received after the date of this Agreement with a stock or bond power duly executed by Pledgors in the form attached as the reverse side to the Membership Certificate attached as Exhibit A hereto. If at any time Lender notifies Pledgors that it reasonably requires additional stock or bond powers endorsed in blank, Pledgors shall promptly execute in blank and deliver the requested stock power to the Lender.

(e)                This Agreement is executed only as security for the payment of the Guaranteed Obligations and, therefore, the execution and delivery of this Agreement shall not subject Lender to, or transfer or pass to Lender, or in any way affect or modify, the liability of Pledgors under the Borrower Operating Agreement. In no event shall the acceptance of this Agreement by Lender or the exercise by Lender of any rights hereunder or assigned hereby constitute an assumption of any liability or obligation of Pledgors to, under or in connection with the Borrower Operating Agreement.

3.                  Representations and Warranties. Each Pledgor represents and warrants as of the date hereof that:

4

(a)                Benefit. The Pledgors, taken together, are the owners of 100% of the issued and outstanding membership interests of Borrower and have received, or will receive, direct or indirect benefit from the making of the Loan.

(b)               Familiarity and Reliance. Each Pledgor is familiar with, and has independently reviewed books and records regarding, the financial condition of Borrower and is familiar with the value of any and all Collateral intended to be created as security for the Guaranty or Guaranteed Obligations; provided, however, neither Pledgor is relying on such financial condition or the Collateral as an inducement to enter into this Agreement.

(c)                No Representation By Lender. Neither Lender nor any other party has made any representation, warranty or statement to Pledgor in order to induce Pledgor to execute this Agreement, except to extend the Loan in accordance with the terms of the Loan Agreement.

(d)               [Reserved]

(e)                Legality. The execution, delivery and performance by Pledgor of this Agreement and the consummation of the transactions contemplated hereunder do not and will not contravene or conflict with any law, statute or regulation whatsoever to which Pledgor is subject, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the breach of, any indenture, mortgage, charge, lien, contract, agreement or other instrument to which Pledgor is a party or which may be applicable to Pledgor. This Agreement is a legal and binding obligation of Pledgor and is enforceable against Pledgor in accordance with its terms, except as limited by principles of equity bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

(f)                Survival. All representations and warranties made by Pledgor herein shall survive the execution hereof.

(g)               Approvals. No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency that have not been obtained are necessary for (i) the execution, delivery or performance by Pledgor of this Agreement or for the validity or enforceability thereof, (ii) the grant by Pledgor of the assignments and security interests granted hereby, or the pledge by Pledgor of the Collateral pursuant hereto, (iii) the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature of such pledge, assignment and security interest) except for the filing of financing statements under the Uniform Commercial Code, or (iv) the exercise by Lender of all rights and remedies in respect of the Collateral pursuant to this Agreement.

(h)               Ownership. Pledgor owns all of the membership interests in Borrower. Pledgor has good and indefeasible title to the Collateral, free and clear of all pledges, liens, mortgages, hypothecations, security interests, charges, options or other encumbrances whatsoever, except the lien and security interest created by this Agreement. Except as permitted in this Agreement, Pledgor shall not, directly or indirectly, sell, assign, transfer or otherwise dispose of, or grant any option with respect to the Collateral. The Pledged Company Interests are not and will not be subject to any contractual restriction upon the transfer thereof (except for any such restrictions contained herein or in the other Loan Documents and as may be set forth in the Borrower Operating Agreement) and under applicable federal securities laws.

5

(i)                 Principal Place of Business and State of Organization. Pledgors' principal place of business is c/o Unified Payments, 3363 NE 163rd Street, Suite 750, North Miami Beach, Florida 33160. Pledgors will not change Pledgors' principal place of business unless Pledgors have previously notified Lender thereof and taken such action as is necessary or reasonably requested by Lender to cause the security interest of Lender in the Collateral to continue to be perfected.

(j)                 [Reserved]

(k)               Authorization. Each Pledgor authorizes Lender to: (i) subject to the terms and provisions of Section 6 hereof, perform any and all other acts which Lender in good faith deems reasonably necessary for the protection and preservation of the Collateral or its value or Lender’s security interest therein, including, without limitation, if a Pledgor fails to pay the Guaranteed Obligations under the Guaranty as and when due thereunder, transferring, registering or arranging for the transfer or registration of the Collateral to or in Lender’s own name and receiving the income therefrom as additional security for the Guaranteed Obligations, as set forth more fully in Section 5(b) hereof, and (ii) pay any third party charges or expenses which Lender deems reasonably necessary for the foregoing purpose, but without any obligation on the part of Lender to do so (and any amounts so paid shall constitute Guaranteed Obligations hereunder and under the Guaranty). If any of the Pledged Company Interests ever becomes certificated, then upon delivery of the certified Pledged Company Interests to Lender, Pledgor authorizes Lender to store, deposit and safeguard the Collateral. Any obligation of Lender for the reasonable care of the Collateral in Lender’s possession shall be limited to the same degree of care which Lender uses for similar property of its own account.

(l)                 Delivery. Pledgors have delivered to Lender true, correct and complete copies of the Borrower Operating Agreement and its certificate of formation. There are and shall be no other agreements governing the formation or organization of Borrower and, with respect to Pledgors, there are and shall be no other terms of the membership interests owned by Pledgor in Borrower.

(m)             Acknowledgment and Consent of Borrower. Pledgor has delivered to Lender an acknowledgement and consent executed by Borrower in the form of Exhibit C attached hereto and made a part hereof.

4.                  Covenants. Pledgor covenants and agrees with Lender that, from and after the date of this Agreement until the Termination Date:

(a)                Acknowledgements of Parties. If Pledgor shall, as a result of its ownership of the Pledged Company Interests, become entitled to receive or shall receive any regular membership certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Company Interests, or otherwise in respect thereof, Pledgor shall accept the same as Lender’s agent, hold the same in trust for Lender and deliver the same forthwith to Lender in the exact form received, duly endorsed by Pledgor to Lender, if required, together with an undated regular membership interest power covering such certificate duly executed in blank and with, if Lender so requests, signature guaranteed, to be held by Lender hereunder as additional security for the Guaranteed Obligations. Any sums paid to Pledgor upon or in respect of the Pledged Company Interests upon the liquidation or dissolution of Borrower shall be paid over to Lender to be held by it hereunder as additional security for the Guaranteed Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Company Interests or any property shall be distributed upon or with respect to the Pledged Company Interests pursuant to the recapitalization or reclassification of the capital of Borrower or pursuant to the reorganization thereof, the property so distributed shall be delivered to Lender to be held by it, subject to the terms hereof, as additional security for the Guaranteed Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Company Interests shall be received by Pledgor, Pledgor shall, until such money or property is paid or delivered to Lender, hold such money or property in trust for Lender, segregated from other funds of Pledgor, as additional security for the Guaranteed Obligations.

6

(b)               Without the prior written consent of Lender, Pledgor shall not, directly or indirectly (i) vote to enable, or take any other action to permit, Borrower to issue any membership interests, or to issue any other securities convertible into or granting the right to purchase or exchange for any membership interests in Borrower, or (ii) except as permitted by the Loan Agreement, sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur, authorize or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Agreement. Pledgor shall defend the right, title and interest of Lender in and to the Collateral against the claims and demands of all Persons whomsoever.

(c)                At any time and from time to time, upon the written request of Lender, and at the sole expense of Pledgor, Pledgor shall promptly and duly give, execute, deliver file and/or record such further instruments and documents and take such further actions as Lender may reasonably request for the purposes of obtaining, creating, perfecting, validating or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing UCC financing or continuation statements. Pledgor hereby authorizes Lender to file any such financing statement or continuation statement without the signature of Pledgor to the extent permitted by law. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Lender and duly endorsed in a manner reasonably satisfactory to Lender, to be held as Collateral pursuant to this Agreement.

(d)               [Reserved]

(e)                Pledgor shall pay, and save Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

7

(f)                Pledgor shall not, directly or indirectly, without the prior written consent of Lender, attempt to waive, alter, amend, modify, supplement or change in any way, or release, subordinate, terminate or cancel in whole or in part, or give any consent under, any of the instruments, documents, policies or agreements constituting the Collateral or any of the rights or interests of Pledgor as party, holder, mortgagee or beneficiary thereunder. Pledgor agrees that all rights to do any and all of the foregoing have been collaterally assigned to Lender, but Pledgor agrees that, upon request from Lender from time to time, Pledgor shall do any of the foregoing or shall join Lender in doing so or shall confirm the right of Lender to do so and shall execute such instruments and undertake such actions as Lender may reasonably request in connection therewith.

(g)               Without the prior written consent of Lender, Pledgor shall not make any election, compromise, adjustment or settlement in respect of any of the Collateral.

(h)               Lender may, in its discretion, for the account and expense of Pledgor, pay any amount or do any act required of Pledgor hereunder or requested by Lender to preserve, protect, maintain or enforce the obligations of Pledgor under this Agreement, the Guaranty, the Collateral or the security interests granted herein, provided Pledgor has failed to pay such amount or take such action within ten (10) business days after written demand by Lender. Any such payment shall be deemed an advance by Lender to Pledgor and shall be payable by Pledgor within ten (10) business days after written demand.

(i)                 Each Pledgor shall promptly give to Lender notice of all pending material legal or arbitration proceedings in respect of the Collateral, and of all proceedings pending by or before any governmental or regulatory authority or agency, affecting the Collateral upon Pledgor’s knowledge thereof.

(j)                 Pledgor waives (i) all rights to require Lender to proceed against any other Person, entity or collateral or to exercise any remedy set forth herein or in any other agreement, (ii) any right of subrogation or interest in the Guaranteed Obligations or Collateral until the Guaranteed Obligations have been paid in full, (iii) any rights to notice of any kind or nature whatsoever, unless specifically required in this Agreement or the Guaranty or is non-waivable under any applicable law, and (iv) to the extent permissible, its rights under Section 9-207 of the Code. Pledgor agrees that the Collateral, other collateral or any other guarantor or endorser may be released, substituted or added with respect to the Guaranteed Obligations, in whole or in part, without releasing or otherwise affecting the liability of Pledgor, the pledge and security interests granted hereunder, or this Agreement. Lender is entitled to all of the benefits of a secured party set forth in Section 9-207 of the Code.

5.                  Certain Understandings of Parties; Registration of Pledge; Control of Collateral, Etc.

(a)                The parties acknowledge and agree that the terms of the Pledged Company Interests do and will provide that they shall constitute a “security” within the meaning of Article 8 of the Uniform Commercial Code (including §8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, Article 8 of the Code and Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995.

8

(b)               [Reserved]

6.                  Cash Dividends; Voting Rights. If there are any regular membership interest cash distributions or cash dividends including, without limitation, profits, losses, income, surplus, return on capital and equity interest distributions, paid in the normal course of business of Borrower, such distributions and dividends shall be paid to Lender in accordance with the Loan Agreement. Unless an Event of Default shall have occurred under the Guaranty and Pledgor shall have failed to pay the Guaranteed Obligations as and when due under the Guaranty, Pledgor shall be permitted to exercise all voting and regular membership interests or rights with respect to the Pledged Company Interests, provided that no vote shall be cast or right exercised or other action taken which, in Lender’s reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Loan Agreement, the Note, this Agreement or any other Loan Documents.

7.                  Rights of Lender.

(a)                If Pledgor shall fail to pay the Guaranteed Obligations under the Guaranty as and when due thereunder, Lender shall have the right to receive any and all income, cash dividends, distributions, proceeds or other property received or paid in respect of the Collateral and make application thereof to the Guaranteed Obligations, in such order as Lender, in its sole discretion, may elect, in accordance with the Loan Documents. If Pledgor shall fail to pay the Guaranteed Obligations under the Guaranty as and when due thereunder, then all Pledged Company Interests, at Lender’s option, shall be registered in the name of Lender or its nominee (if not already so registered), and Lender or its nominee may thereafter exercise (i) all voting, and all regular membership and other rights pertaining to the Pledged Company Interests, and (ii) any and all rights of conversion, exchange, and subscription and any other rights, privileges or options pertaining to such Pledged Company Interests as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Company Interests upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the organizational structure of Borrower, or upon the exercise by Pledgor or Lender of any right, privilege or option pertaining to such Pledged Company Interests, and in connection therewith, the right to deposit and deliver any and all of the Pledged Company Interests with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability, subject to Section 10 below, except to account for property actually received by it, but Lender shall have no duty to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing. To further effect the provisions hereof, Pledgor hereby grants to Lender or its nominee, on behalf of Lender, an irrevocable proxy to exercise upon the occurrence of an Event of Default all voting and membership rights relating to the Pledged Interests in any instance. Pledgor has evidenced such proxy by execution and delivery of an Irrevocable Proxy Agreement in the form attached hereto as Exhibit D. Upon the request of Lender, Pledgor agrees to deliver to Lender such further reasonable evidence of such irrevocable proxy to vote the Pledged Interests as Lender may reasonably request.

9

(b)               The rights of Lender under this Agreement shall not be conditioned or contingent upon the pursuit by Lender of any right or remedy against Pledgor or Borrower or against any other Person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any other security therefor, guarantee thereof or right of offset with respect thereto. Lender shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

(c)                Upon the Termination Date, Lender’s rights under this Agreement shall terminate and Lender shall execute and deliver to Pledgors UCC-3 termination statements or those documents and agreements reasonably requested by Pledgors to terminate all of Lender’s rights under this Agreement and all other Loan Documents.

(d)               Pledgor also authorizes Lender, at any time and from time to time, to execute, in connection with the sale provided for in Sections 8 or 9 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

(e)                The powers conferred on Lender hereunder are solely to protect Lender’s interest in the Collateral and shall not impose any duty upon Lender to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act hereunder, except for its or their gross negligence or willful misconduct.

(f)                If Pledgor fails to perform or comply with any of its agreements contained herein which failure continues beyond any applicable grace or cure period, if any, and Lender, as provided for by the terms of this Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable expenses of Lender incurred in connection with such performance or compliance shall be payable by Pledgor to Lender within ten (10) days after written demand therefor and shall constitute obligations secured hereby.

8.                  Remedies. After the continuance beyond any applicable cure period of an Event of Default, Lender may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Guaranteed Obligations:

(a)                all rights and remedies of a secured party under the Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);

10

(b)               Lender may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

(c)                Lender in its discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect, direct payment of or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

After the occurrence of an Event of Default, without limiting the generality of the foregoing, Lender may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker’s board or office of Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best in its sole discretion, for cash or on credit or for future delivery without assumption of any credit risk. Lender shall have the right, without notice or publication, to adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for such sale, and any such sale may be made at any time or place to which the same may be adjourned without further notice, except to Pledgor. Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of Pledgor, which right or equity of redemption is hereby waived and released to the extent permitted by law. Lender shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Lender hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Guaranteed Obligations, in such order as Lender may elect, and only after such application and after the payment by Lender of any other amount required by any provision of law, including, without limitation, Sections 9-610 and 9-615 of the Code, need Lender account for the surplus, if any, to Pledgor. To the extent permitted by applicable law, Pledgor waives all claims, damages and demands it may acquire against Lender arising out of the exercise by Lender of any of its rights hereunder, except to the extent arising from gross negligence, willful misconduct or bad faith of Lender. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given in writing at least ten (10) business days before such sale or other disposition.

(d)               The rights, powers, privileges and remedies of Lender under this Agreement are cumulative and shall be in addition to all rights, powers, privileges and remedies available to Lender at law or in equity. All such rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of Lender hereunder.

11

9.                  Private Sales. (a) Pledgor recognizes that Lender may be unable to effect a public sale of any or all of the Pledged Company Interests, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to Lender than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of being a private sale. Lender shall be under no obligation to delay a sale of any of the Pledged Company Interests for the period of time necessary to permit Borrower or Pledgor to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if Borrower or Pledgor would agree to do so.

(b)               Pledgor further shall use its commercially reasonable good faith efforts to do or cause to be done all such other acts as may be reasonably necessary to make any sale or sales of all or any portion of the Pledged Company Interests pursuant to this Section 9 valid and binding and in compliance with any and all other requirements of applicable law. Pledgor further agrees that a breach of any of the covenants contained in this Section 9 will cause irreparable injury to Lender, that Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

(c)                Lender shall not incur any liability as a result of the sale of any Collateral, or any part thereof, at any private sale conducted in a commercially reasonable manner, it being agreed that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value and that are not customarily sold in a recognized market.

(d)               [Reserved]

(e)                Pledgor agrees that Lender shall not have any general duty or obligation to make any effort to obtain or pay any particular price for any Pledged Company Interests sold by Lender pursuant to this Agreement. Lender, may, in its sole discretion, among other things, accept the first offer received, or decide to approach or not to approach any potential purchasers. Without in any way limiting Lender’s right to conduct a foreclosure sale in any manner which is considered commercially reasonable, Pledgor hereby agrees that any foreclosure sale conducted in accordance with the following provisions shall be considered a commercially reasonable sale and hereby irrevocably waives any right to contest any such sale:

(i)                 Lender conducts the foreclosure sale in the State of Florida,

12

(ii)               The foreclosure sale is conducted in accordance with the laws of the State of Florida,

(iii)             Not less than ten (10) days in advance of the foreclosure sale, Lender notifies Pledgor in writing at the address set forth herein of the time and place of such foreclosure sale,

(iv)             The foreclosure sale is conducted by an auctioneer licensed in the State of Florida and is conducted in front of a Florida State Court in the City of Miami, County of Miami-Dade, having jurisdiction over the Collateral on any business day between the hours of 9:00 a.m. and 5:00 p.m.,

(v)               The notice of the date, time and location of the foreclosure sale is published in the Miami Herald and the Wall Street Journal (or such other daily newspaper widely circulated in Miami, Florida) for seven (7) consecutive days prior to the date of the foreclosure sale, and

(vi)             Lender sends notification of the foreclosure sale to all secured parties identified as a result of a search of the UCC financings statements in the filing offices located in the State of Delaware conducted not later than twenty (20) days and not earlier than thirty (30) days before such notification date.

10.              Limitation on Duties Regarding Collateral. Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as Lender deals with similar securities and property for its own account. Neither Lender nor any of its members, directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or otherwise.

11.              [Reserved]

12.              Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Lender, following the occurrence and continuation of an Event of Default after the expiration of any applicable cure period, Lender is hereby appointed, which appointment as attorney-in-fact is irrevocable and coupled with an interest, the attorney-in-fact of Pledgor for the purpose during the occurrence and continuation of an Event of Default of carrying out the provisions of this Agreement and taking any action and executing any instruments which Pledgor fails to do following not less than ten (10) business days written notice by Lender, and which Lender may deem reasonably necessary or advisable to accomplish the purposes hereof including, without limitation:

(a)                to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender, with respect to any of the Collateral; and

13

(b)               to execute, in connection with the sale provided for in Sections 8 or 9, any endorsement, assignments, or other instruments of conveyance or transfer with respect to the Collateral.

If so reasonably requested by Lender, Pledgor shall ratify and confirm any such sale or transfer by executing and delivering to Lender at Pledgor’s expense all proper deeds, bills of sale, instruments of assignment, conveyance of transfer and releases as may be designated in any such request. The power-of-attorney granted pursuant to this Section 12 shall terminate upon the Termination Date.

13.              [Reserved]

14.              [Reserved]

15.              Miscellaneous.

(a)                Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(b)               Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

(c)                No Waiver; Cumulative Remedies. Lender shall not by any act (except by written instrument pursuant to Section 15(d) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Lender would otherwise have on any future occasion. The rights, remedies, powers and privileges herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights, remedies, powers or privileges provided by law.

(d)               Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Agreement may be waived, amended, or otherwise modified except by a written instrument executed by all parties to this Agreement. This Agreement shall be binding upon Pledgor and its legal representatives, successors and permitted assigns and shall inure to the benefit of Lender and its successors and assigns; provided no Pledgor shall have any right to assign its rights hereunder except to the extent provided in the Loan Agreement. The rights of Lender under this Agreement shall automatically be transferred to any permitted transferee to which Lender transfers the Note and Loan Agreement.

14

(e)                Notices. Notices by Lender to Pledgor or Borrower to be effective shall be in writing, , and shall be deemed to have been duly given if made in accordance with the terms and provisions of Section 11.6 of the Loan Agreement, and shall be addressed to the parties as follows:

If to Lender:	Net Element International Inc.
1450 S. Miami Avenue
Miami, Florida 33130
	Attn:	Jonathan New
	Fax:	305-507-8808
	Email:	jn@netelement.com

with a copy to:	Bilzin Sumberg Baena Price & Axelrod LLP
1450 Brickell Avenue
Suite 2300
Miami, FL 33131
	Attn:	Serge Pavluk, Esq.
	Fax:	(305) 351-2253
	Email:	spavluk@bilzin.com

If to Pledgors:	Oleg Firer
c/o Unified Payments, LLC
3363 NE 163rd Street
Suite 705
North Miami Beach, Florida 33160
	Fax:	786-272-0696
	Email:	ofirer@unifiedpayments.com

Georgia Notes 18 LLC
c/o Unified Payments, LLC
3363 NE 163rd Street
Suite 705
North Miami Beach, Florida 33160
	Fax:	786-272-0696
	Email:	ofirer@unifiedpayments.com

with a copy to:	Unified Payments, LLC
3363 NE 163rd Street
Suite 705
North Miami Beach, Florida 33160
	Attn:	Steven Wolberg, Esq.
	Fax:	617-663-6269
	Email:	swolberg@unifiedpayments.com

15

(f)                Governing Law.

(i) THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF FLORIDA, AND MADE BY PLEDGOR AND ACCEPTED BY LENDER IN THE STATE OF FLORIDA, AND THE PROCEEDS OF THE NOTE SECURED HEREBY WERE DISBURSED FROM THE STATE OF FLORIDA, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE GUARANTEED OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF FLORIDA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF LENDER AND PLEDGOR HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS AGREEMENT AND THE NOTE, AND THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA.

(ii) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY AT LENDER’S OR PLEDGOR’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF MIAMI, COUNTY OF MIAMI-DADE, AND EACH OF LENDER AND PLEDGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH OF LENDER AND PLEDGORS HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGOR DOES HEREBY DESIGNATE AND APPOINT:

STEVEN WOLBERG, ESQ.

C/O UNIFIED PAYMENTS

3363 NE 163RD STREET, SUITE 705

NORTH MIAMI BEACH, FLORIDA 33160

AS THEIR AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON THEIR BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN MIAMI, FLORIDA, AND AGREE THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PLEDGOR IN THE MANNER PROVIDED IN SECTION 11.6 OF THE LOAN AGREEMENT SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PLEDGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF FLORIDA. PLEDGOR (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN MIAMI, FLORIDA (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

16

(g)               Agents. Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for their actions except for the gross negligence or willful misconduct of any such agents or attorneys-in-fact selected by it in good faith.

(h)               [Reserved]

(i)                 Counterparts. This Agreement may be executed in any number of counterparts and all the counterparts taken together shall be deemed to constitute one and the same instrument.

(j)                 WAIVER OF JURY TRIAL, DAMAGES, JURISDICTION. PLEDGOR AND LENDER EACH HEREBY AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY DEALINGS BETWEEN PLEDGOR AND LENDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. PLEDGOR AND LENDER EACH ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO LENDER TO ENTER INTO A BUSINESS RELATIONSHIP WITH PLEDGOR. EACH OF LENDER AND PLEDGOR REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH WAIVER IS KNOWINGLY AND VOLUNTARILY GIVEN FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED, EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, REAFFIRMATIONS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, OR ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

WITH RESPECT TO ANY ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, EACH OF LENDER AND PLEDGOR SHALL AND HEREBY DOES SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF FLORIDA (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM). PLEDGOR AND LENDER EACH HEREBY WAIVES AND AGREES NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY NOT BE ENFORCED IN OR BY THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. IN THE EVENT ANY SUCH ACTION, SUIT, PROCEEDING OR LITIGATION IS COMMENCED, EACH OF LENDER AND PLEDGOR AGREES THAT SERVICE OF PROCESS MAY BE MADE, AND PERSONAL JURISDICTION OVER EACH OF LENDER AND PLEDGOR OBTAINED, BY SERVICE OF A COPY OF THE SUMMONS, COMPLAINT AND OTHER PLEADINGS REQUIRED TO COMMENCE SUCH LITIGATION UPON THE OTHER PARTY AT THE ADDRESS OF THE OTHER PARTY SET FORTH IN THE INTRODUCTORY PARAGRAPH OF THIS AGREEMENT OR AT SUCH ADDRESS AS EACH PARTY SHALL DESIGNATE WITH RESPECT TO ITSELF BY NOTICE GIVEN IN ACCORDANCE WITH SECTION 15(E).

[NO FURTHER TEXT ON THIS PAGE]

17

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date set forth above.

PLEDGORS:

OLEG FIRER, an individual

By:	/s/ Oleg Firer

Georgia Notes 18 LLC, a Florida limited liability company

By:	/s/ Anzheliqua Zalkin
Name:	Anzheliqua Zalkin
Title:	Managing Member

LENDER:

NET ELEMENT INTERNATIONAL INC.,
a Florida corporation

By:	/s/ Dmitry Kozko
Name:	Dmitry Kozko
Title:	President

[Signature Page - Pledge Agreement]

18

EXHIBIT A

CERTIFICATE for LIMITED LIABILITY COMPANY INTERESTS IN

unified payments, llc

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES laws OR BLUE SKY LAWS OF ANY STATE. THE HOLDER OF THIS CERTIFICATE, BY ITS ACCEPTANCE HEREOF, REPRESENTS THAT IT IS ACQUIRING THIS SECURITY FOR INVESTMENT AND NOT WITH A VIEW TO ANY SALE OR DISTRIBUTION HEREOF. ANY TRANSFER OF THIS CERTIFICATE OR ANY LIMITED LIABILITY COMPANY INTEREST REPRESENTED HEREBY IS SUBJECT TO THE TERMS, CONDITIONS AND RESTRICTIONS OF THE LIMITED LIABILITY COMPANY AGREEMENT (AS DEFINED BELOW).

Certificate	Number % Percentage Interest

UNIFIED PAYMENTS, LLC, a Delaware limited liability company (the “Company”), hereby certifies that [______________________________________] (the “Holder”) is the registered owner of ____% percent of the limited liability company interests in the Company. The rights, powers, preferences, restrictions and limitations of such limited liability company interests in the Company are set forth in, and this Certificate and the limited liability company interests in the Company represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Operating Agreement of the Company dated December 21, 2012, as the same may be further amended or restated from time to time (the “Limited Liability Company Agreement”). By acceptance of this Certificate, and as a condition to being entitled to any rights and/or benefits with respect to the limited liability company interests evidenced hereby, the Holder is deemed to have agreed to comply with and be bound by all the terms and conditions of the Limited Liability Company Agreement. The Company will furnish a copy of the Limited Liability Company Agreement to the Holder without charge upon written request to the Company at its principal place of business. Transfer of any or all of the limited liability company interests in the Company evidenced by this Certificate is subject to certain restrictions in the Limited Liability Company Agreement and can be effected only after compliance with all of those restrictions and the presentation to the Company of this Certificate, accompanied by an assignment in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferor in such Transfer, and an application for transfer in the form appearing on the reverse side of this Certificate, duly completed and executed by and on behalf of the transferee in such Transfer.

Each limited liability company interest in the Company shall constitute a “security” within the meaning of, and governed by Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the States of Delaware and Florida.

Exhibit A-1

This Certificate and the limited liability company interests evidenced hereby shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

IN WITNESS WHEREOF, the Company has caused this Certificate to be executed as of the date set forth below.

Dated: ___________, ____	By:
Name:
Title:

Exhibit A-2

(REVERSE SIDE OF CERTIFICATE)

ASSIGNMENT OF INTEREST

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________ (print or typewrite name of transferee), __________________ (insert Social Security or other taxpayer identification number of transferee), the following specified percentage of limited liability company interests in the Company: ______________ (identify the percentage interest being transferred) effective as of the date specified in the Application for Transfer of Interests below, and irrevocably constitutes and appoints __________________________ and its authorized officers, as attorney-in-fact, to transfer the same on the books and records of the Company, with full power of substitution in the premises.

Dated:	Signature:
(Transferor)
Address:

APPLICATION FOR TRANSFER OF INTERESTS

The undersigned applicant (the “Applicant”) hereby (a) applies for a transfer of the percentage of limited liability company interests in the Company described above (the “Transfer”) and applies to be admitted to the Company as a substitute member of the Company, (b) agrees to comply with and be bound by all of the terms and provisions of the Limited Liability Company Agreement, (c) represents that the Transfer complies with the terms and conditions of the Limited Liability Company Agreement, (d) represents that the Transfer does not violate any applicable laws and regulations, and (e) agrees to execute and acknowledge such instruments (including, without limitation, a counterpart of the Limited Liability Company Agreement), in form and substance satisfactory to the Company, as the Company reasonably deems necessary or desirable to effect the Applicant’s admission to the Company as a substitute member of the Company and to confirm the agreement of the Applicant to be bound by all the terms and provisions of the Limited Liability Company Agreement with respect to the limited liability company interests in the Company described above. Initially capitalized terms used herein and not otherwise defined herein are used as defined in the Limited Liability Company Agreement.

The Applicant directs that the foregoing Transfer and the Applicant’s admission to the Company as a Substitute Member shall be effective as of ______________________________.

Name of Transferee (Print)

________________________________________

Dated:	Signature:
(Transferee)
Address:

Exhibit A-3

The Company has determined (a) that the Transfer described above is permitted by the Limited Liability Company Agreement, (b) hereby agrees to effect such Transfer and the admission of the Applicant as a substitute member of the Company effective as of the date and time directed above, and (c) agrees to record, as promptly as possible, in the books and records of the Company the admission of the Applicant as a substitute member.

By:
Name: Title:

Exhibit A-4

EXHIBIT B

FORM OF ASSIGNMENT OF MEMBERSHIP INTEREST

THIS ASSIGNMENT OF MEMBERSHIP INTEREST (this “Assignment”) dated as of ___________________, ____, made by OLEG FIRER, an individual having an address at ______________ and Georgia Notes 18 LLC, a Florida limited liability company, having an address at _______________ (together with their successors and assigns, the “Assignors”) to ______________________ (the “Assignee”).

RECITALS

The Assignors have entered into that certain Pledge Agreement, dated as of March 8, 2013, in favor of Net Element International Inc., a Florida corporation (such Agreement, as it may be amended or otherwise modified from time to time, the “Pledge Agreement”). Unless otherwise noted, terms defined in the Pledge Agreement are used herein as defined therein.

The Assignors are the sole shareholders of Unified Payments LLC, a Delaware limited liability company (the “Company”) existing under and evidenced by that certain Amended and Restated Limited Liability Company Agreement, dated as of December 21, 2012, as the same may be amended, modified, supplemented, replaced or otherwise modified from time to time in accordance with the terms of the Loan Agreement (such agreement, as it may be amended, supplemented or otherwise modified from time to time, the "Operating Agreement”). Under the Operating Agreement, the Assignors have certain rights, title and interest in and to the Company and the property and assets of the Company (collectively, the “Interest”). The Interest represents one hundred percent (100%) of the ownership interests in the Company.

Lender has required that the Assignors shall have executed and delivered this Assignment.

NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

Section 1.                Assignment and Acceptance of Assigned Interest. As of the Effective Date (as defined in Section 8 herein), the Assignors hereby sell, transfer, convey and assign (without recourse and, except as set forth herein, representation or warranty) (collectively, the “Assignment”) to the Assignee all of the Assignors' right, title and interest in and to the Interest and of their rights under the Operating Agreement, including, without limitation, all of their (a) rights to receive moneys due and to become due under or pursuant to the Operating Agreement, (b) rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Operating Agreement, (c) claims for damages arising out of or for breach of or default under the Operating Agreement, and (d) rights to perform thereunder and to compel performance, and otherwise exercise all rights and remedies thereunder. The percentage interest of the Assignors' right, title and interest in the Interest and of the Assignors' rights under the Operating Agreement that are being assigned to the Assignee pursuant to this Agreement are hereinafter referred to as the “Assigned Interest”.

Exhibit B-1

Section 2.                Capital Account. On the Effective Date, the portion of all profits and losses, and all other items of income, gain, loss, deduction or credit, allocable to the Assigned Interest shall be credited or charged, as the case may be, to the Assignee and the Assignee shall be entitled to the portion of all distributions, payments or other allocations payable in respect of the Assigned Interest, regardless of the source of such distributions, payments or other allocations or the date on which they were earned.

Section 3.                Representations and Warranties of the Assignor. The Assignors represent to Lender, as of the date of this Assignment, and to Lender and the Assignee as of the Effective Date, that:

(a)                This Assignment has been duly executed and delivered by the Assignors and is a valid and binding obligation of the Assignors, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity; and

(b)               The Assignors are the sole owners of the Assigned Interest free and clear of any liens, except for the liens created by the Pledge Agreement.

Section 4.                Future Assurances. Each of the Assignors and the Assignee mutually agrees to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute such further deeds, bills of sale, assignments, releases, assumptions, notifications or other documents as may be reasonably requested for the purpose of giving effect to, evidencing or giving notice of the assignment evidenced hereby.

Section 5.                Successors and Assigns. This Assignment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, legal representatives, successors and assigns.

Section 6.                Modification and Waiver. No supplement, modification, waiver or termination of this Assignment or any provisions hereof shall be binding unless executed in writing by all parties hereto and the original of such writing has been delivered to Assignee.

Section 7.                Counterparts. Any number of counterparts of this Assignment may be executed. Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement. Delivery of an executed counterpart of a signature page to this Assignment by telecopier shall be as effective as delivery of a manually executed counterpart of this Assignment.

Section 8.                Execution; Effective Date. This Assignment will be binding and effective and will result in the assignment of the Assigned Interest on the date first written above (the “Effective Date”); provided, however, that the Effective Date shall not occur prior to the occurrence of an Event of Default (as such term is defined in Section 2(c) of the Pledge Agreement).

Section 9.                Governing Law. This Assignment will be governed by the laws of the State of Florida.

Exhibit B-2

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered.

ASSIGNORS:

OLEG FIRER, an individual

By:

Georgia Notes 18 LLC, a Florida limited liability company

By:
Name:
Title:

ASSIGNEE:

By:
Name:
Title:

Exhibit B-3

EXHIBIT C

[FORM OF BORROWER CONSENT AND ACKNOWLEDGMENT]

Unified Payments, LLC, a Delaware limited liability company hereby acknowledges receipt of a copy of the Pledge Agreement and agrees that it is bound thereby.

Dated as of March 8, 2013

UNIFIED PAYMENTS, LLC,
a Delaware limited liability company

By:
Name:
Title:

Exhibit C-1

EXHIBIT D

[FORM OF IRREVOCABLE PROXY AGREEMENT]

This IRREVOCABLE PROXY AGREEMENT (this “Agreement”) is made as of March 8, 2013, by and among OLEG FIRER and Georgia Notes 18 LLC, a Florida limited liability company (“Pledgors"), UNIFIED PAYMENTS, LLC, a Delaware limited liability company (the “Company”), and NET ELEMENT INTERNATIONAL INC. (“Pledgee”).

Pledgors are the beneficial and record holder of 100% of the membership interests in Company (the “Pledged Interests”); and

Pledgors desire to grant to Pledgee the proxy granted pursuant hereto; and

Pledgors and Pledgee intend that the proxy granted pursuant hereto to be irrevocable until that certain __________________________________________ ($_______________) loan made by Pledgee to Company, evidenced by a Promissory Note of even date hereof made by Company to the order of Pledgee is irrevocably satisfied and that the powers and proxies granted pursuant to this Agreement are given to secure the obligations of Pledgors under that certain Pledge Agreement, dated as of the date hereof, between Pledgors and Pledgee (the “Pledge Agreement”);

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. Irrevocable Proxy. Pledgors hereby grant to Pledgee an irrevocable proxy to vote the pledged interests and other equity interests pledged by Pledgors and to exercise all other rights, powers, privileges and remedies to which a holder of the pledged interests or other equity interests would be entitled (including without limitation giving or withholding written consents of shareholders, members or partners, as applicable, calling special meetings of shareholders, members or partners, as applicable, and voting at such meetings), which proxy is coupled with an interest and shall be effective, automatically and without the necessity of any action (including any transfer of any pledged interests on the record books of the issuer thereof) by any other person (including the issuer of the pledged interests or any officer or agent thereof), upon the occurrence of an Event of Default (as defined in the Pledge Agreement) and which proxy shall only terminate upon either (i) the payment in full of the Debt (as defined in the Pledge Agreement) other than the surviving obligations (which, however, shall remain subject to the preferential payment provisions) or (ii) the cure of such Event of Default.

THE PROXIES AND POWERS GRANTED BY PLEDGORS PURSUANT TO THIS AGREEMENT ARE COUPLED WITH AN INTEREST AND ARE GIVEN TO SECURE THE PERFORMANCE OF THE PLEDGORS' OBLIGATIONS UNDER THE PLEDGE AGREEMENT AND UNDER THIS AGREEMENT.

Exhibit D-1

2. Agreements of Company. Company shall give copies of any notices or other communications relating to the Pledged Interests (as defined in the Pledge Agreement) that it sends to Pledgors or to any other members to Pledgee at the same time as such notices or other communications are sent to Pledgors or any such other member of Company. Company acknowledges the powers and proxies granted herein and agrees that Pledgee shall have the sole right following the occurrence of an Event of Default (as defined in the Pledge Agreement) to vote the Pledgor’s Interests with respect to any matter.

3. Termination. This Agreement shall terminate at such time as the Loan has been paid in full. The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance or otherwise), the legend from any such certificate and will place or cause to be placed the legend on any new certificate issued to represent the membership interest theretofore represented by a certificate carrying a legend.

4. Miscellaneous

(a) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, delivered by hand or by messenger or by a nationally recognized overnight courier, addressed:

If to Pledgee:	Net Element International Inc.
1450 S. Miami Avenue
Miami, Florida 33130
	Attn:	Jonathan New
	Fax:	305-507-8808
	Email:	jn@netelement.com

with a copy to:	Bilzin Sumberg Baena Price & Axelrod LLP
1450 Brickell Avenue
Suite 2300
Miami, FL 33131
	Attn:	Serge Pavluk, Esq.
	Fax:	(305) 351-2253
	Email:	spavluk@bilzin.com

If to Pledgors:	Oleg Firer
c/o Unified Payments, LLC
3363 NE 163rd Street
Suite 705
North Miami Beach, Florida 33160
	Fax:	786-272-0696
	Email:	ofirer@unifiedpayments.com

Georgia Notes 18 LLC
c/o Unified Payments, LLC
3363 NE 163rd Street
Suite 705
North Miami Beach, Florida 33160
	Fax:	786-272-0696
	Email:	ofirer@unifiedpayments.com

Exhibit D-2

with a copy to:	Unified Payments, LLC
3363 NE 163rd Street
Suite 705
North Miami Beach, Florida 33160
	Attn:	Steven Wolberg, Esq.
	Fax:	617-663-6269
	Email:	swolberg@unifiedpayments.com

(b) Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of Florida as they apply to contracts entered into and wholly to be performed within such state by residents thereof

(c) Amendment. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by each of the parties to this Agreement.

(d) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

(e) Jurisdiction; Venue. With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state or federal courts located within the State of Florida.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered.

PLEDGORS:

OLEG FIRER

By:

Exhibit D-3

Georgia Notes 18 LLC, a Florida limited liability company

By:
Name:
Title:

COMPANY:

UNIFIED PAYMENTS, LLC,
a Delaware limited liability company

By:
Name:
Title:

PLEDGEE:

NET ELEMENT INTERNATIONAL INC.,
a Florida limited corporation

By:
Name:
Title:

Exhibit D-4